UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22412

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Gottex Multi-Asset Endowment Fund - II

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(Exact name of registrant as specified in charter)

28 State Street, 40th Floor

Boston, MA 02109

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(Address of principal executive offices) (Zip code)

William H. Woolverton

General Counsel

Gottex Fund Management Ltd.

28 State Street, 40th Floor

Boston, MA 02109

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(Name and address of agent for service)

registrant's telephone number, including area code: (617) 532-0200

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Date of fiscal year end: March 31

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Date of reporting period: March 31, 2014

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Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

Gottex Multi-Asset Endowment Fund - II

(a Delaware Statutory Trust)

Annual Report

For the Year Ended March 31, 2014

Gottex Multi-Asset Endowment Fund - II

(a Delaware Statutory Trust)

For the Year Ended March 31, 2014

Table of Contents

Report of Independent Registered Public Accounting Firm	1
Statement of Assets, Liabilities and Shareholders' Equity	2
Statement of Operations	3
Statements of Changes in Shareholders' Equity	4
Statement of Cash Flows	5
Financial Highlights	6
Notes to Financial Statements	7-11
Board of Trustees (unaudited)	12
Fund Management (unaudited)	13
Other Information (unaudited)	14-15
Financial Statements of Gottex Multi-Asset Endowment Master Fund	Appendix A

* For a description of the Master Fund (as defined in Note 1), into which the Fund invests substantially all of its assets, please see the attached financial statements of the Master Fund, which should be read in conjunction with the financial statements of the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Gottex Multi-Asset Endowment Fund – II:

We have audited the accompanying statement of assets, liabilities and shareholders’ equity of Gottex Multi-Asset Endowment Fund – II (the "Fund"), as of March 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in shareholders’ equity for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from January 1, 2012 (commencement of operations) to March 31, 2012. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gottex Multi-Asset Endowment Fund – II as of March 31, 2014, and the results of its operations and its cash flows for the year then ended, changes in its shareholders’ equity for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from January 1, 2012 (commencement of operations) to March 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

May 29, 2014

1

GOTTEX MULTI-ASSET ENDOWMENT FUND - II
Statement of Assets, Liabilities and Shareholders' Equity
March 31, 2014

Assets
Investment in Master Fund, at fair value	$26,874,244
Cash	235,479
Receivable for withdrawal from Master Fund	1,204,627
Receivable from Adviser for reimbursement	97,877
Prepaid assets	11,667
Total Assets		$28,423,894

Liabilities
Payable for shares repurchased	1,257,106
Capital contributions received in advance	183,000
Professional fees payable	36,941
Accounting and administration fees payable	7,677
Investor service fees payable	4,136
CCO and CFO fees payable	1,875
Trustees' fees payable	1,250
Custody fees payable	500
Other payable	4,372
Total Liabilities		1,496,857

Shareholders' Equity		$26,927,037

Shareholders' Equity consists of:
Shareholders' Equity paid-in		$25,050,300
Distributions in excess of net investment income		5,385
Accumulated net realized gain on investments, futures contracts, swap contracts,
forward foreign currency contracts, options and foreign currency		417,909
Accumulated net unrealized appreciation on investments, futures contracts, swap
contracts, forward foreign currency contracts and foreign currency		1,453,443
Shareholders' Equity		$26,927,037

Number of Shares Outstanding		2,571,278

Net Asset Value per Share		$10.47

See notes to financial statements and attached financial statements of Gottex Multi-Asset Endowment Master Fund.

2

GOTTEX MULTI-ASSET ENDOWMENT FUND - II
Statement of Operations
For the Year Ended March 31, 2014

Net Investment Loss Allocated from Master Fund
Investment income	$258,111
Expenses	(604,594)
Net Investment Loss Allocated from Master Fund	(346,483)

Feeder Fund Expenses
Professional fees	47,135
Accounting and administration fees	40,311
Investor service fees	29,124
Registration fees	21,768
Printing and mailing fees	12,689
SEC fees	5,074
Trustees' fees	5,000
Tax expense	2,862
Custody fees	2,500
CCO and CFO fees	1,875
Other fees	6,998
Total Feeder Fund Expenses	175,336

Reimbursement from the Adviser	(239,803)

Net Investment Loss	(282,016)

Net Realized Gains and Unrealized Depreciation on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Allocated from Master Fund
Net realized gains on investments, futures contracts, swap contracts, forward foreign currency contracts and foreign currency	2,165,906
Net change in unrealized depreciation on investments, futures contracts, swap contracts, forward foreign currency contracts and foreign currency	(121,976)
Net Realized Gains and Unrealized Depreciation on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Allocated from Master Fund	2,043,930

Net Increase in Shareholders' Equity from Operations	$1,761,914

See notes to financial statements and attached financial statements of Gottex Multi-Asset Endowment Master Fund.

3

GOTTEX MULTI-ASSET ENDOWMENT FUND - II
Statements of Changes in Shareholders' Equity

	For the Year Ended	For the Year Ended
	March 31, 2014	March 31, 2013
Operations
Net investment loss	$(282,016)	$(205,399)
Net realized gains on investments, futures contracts, swap contracts, forward foreign currency contracts, options and foreign currency	2,165,906	1,159,423
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, swap contracts, forward foreign currency contracts and foreign currency	(121,976)	481,234
Net increase in shareholders' equity from operations	1,761,914	1,435,258

Distributions to shareholders
From net investment income	(1,537,042)	(553,657)
From net realized gains on investments	(177,373)	(720,594)
Net change in shareholders' equity from distributions to shareholders	(1,714,415)	(1,274,251)

Capital Share Transactions
Subscriptions	2,429,164	1,610,000
Reinvested distributions	1,234,927	863,971
Redemptions	(7,393,546)	(3,827,475)
Net change in shareholders' equity from capital share transactions	(3,729,455)	(1,353,504)

Total Decrease	(3,681,956)	(1,192,497)

Shareholders' Equity
Beginning of year	30,608,993	31,801,490
End of year	$26,927,037	$30,608,993
Accumulated net investment income	$5,385	$128,683

See notes to financial statements and attached financial statements of Gottex Multi-Asset Endowment Master Fund.

4

Gottex Multi-Asset Endowment Fund - II
Statement of Cash Flows
For the Year Ended March 31, 2014

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in shareholders' equity from operations	$1,761,914
Adjustments to reconcile net increase in shareholders' equity from operations to net cash provided by operating activities:
Purchases of shares in Master Fund	(4,330,196)
Proceeds from sales of shares of Master Fund	8,567,976
Net investment loss allocated from Master Fund	346,483
Net realized gain on investments, futures contracts, swap contracts, forward foreign currency contracts and foreign currency allocated from Master Fund	(2,165,906)
Net change in unrealized depreciation on investments, futures contracts, swap contracts, forward foreign currency contracts and foreign currency allocated from Master Fund	121,976
Changes in operating assets and liabilities:
Increase in receivable from Adviser for reimbursement	21,621
Increase in prepaid assets	2,463
Increase in professional fees payable	19,087
Increase in accounting and administration fees payable	886
Increase in CCO and CFO fees payable	1,875
Decrease in custody fees payable	(500)
Decrease in other payable	(2,786)
Net Cash Provided by Operating Activities	4,344,893

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from subscriptions	2,612,164
Distributions to shareholders	(479,488)
Proceeds from redemptions	(6,242,090)

Net Cash Used in Financing Activities	(4,109,414)

Net change in cash	235,479

Cash at beginning of year	-

Cash at end of year	$235,479

Supplemental disclosure of non cash financing activities: reinvested distributions	$1,234,927

See notes to financial statements and attached financial statements of Gottex Multi-Asset Endowment Master Fund.

5

GOTTEX MULTI-ASSET ENDOWMENT FUND - II
Financial Highlights

Per share income and capital changes for a share outstanding throughout the period.

			For the Period January 1, 2012
	For the Year Ended	For the Year Ended	(Commencement of Operations)
	March 31, 2014	March 31, 2013	to March 31, 2012
Net Asset Value, beginning of period	$10.48	$10.44	$10.00 (1)
Income from investment operations:
Net investment income (loss) (7)	(0.10)	0.23	0.02
Net realized gain and unrealized appreciation on investments	0.71	0.28	0.42
Total from investment operations	0.61	0.51	0.44

Distributions to shareholders:
From net investment income	(0.55)	(0.20)	-
From net realized gains	(0.07)	(0.27)	-
Total distributions to shareholders	(0.62)	(0.47)	-

Net Asset Value, end of period	$10.47	$10.48	$10.44

Total Return (2)	5.78%	4.97%	4.40% (3)
Net investment loss	(0.92)%	(0.67)%	(1.41)% (4) (5)
Expenses, excluding reimbursement from Adviser	2.54%	3.24%	5.26% (4) (5)
Reimbursement from Adviser	(0.78)%	(1.36)%	(2.86)% (4)
Net expenses (6)	1.76%	1.88%	2.40% (4) (5)
Shareholders' equity, end of period (in thousands)	$26,927	$30,609	$31,801
Portfolio Turnover	169.51%	133.79%	27.93% (3)

(1)	The net asset value as of the beginning of the period, January 1, 2012 (Commencement of Operations) represents the initial net asset value per common share of $10.00.
(2)	Total return reflects the change in net asset value, inclusive of performance of the Fund adjusted for cash flows related to capital subscriptions or redemptions during the period, as there is no public market for the Fund's shares.
(3)	Not annualized.
(4)	Annualized.
(5)	Organizational fees are not annualized for the ratio calculation.
(6)	The Fund's operating expenses include Sub-Advisory fees and line of credit interest expense allocated from the Master Fund, which are excluded from the Expense Limitation calculation. If Sub-Advisory fees and line of credit interest expense were excluded from operating expenses, the net expense ratio would be 1.65%.
(7)	Per share amounts calculated based on weighted average shares outstanding during the period.

See notes to financial statements and attached financial statements of Gottex Multi-Asset Endowment Master Fund.

6

GOTTEX MULTI-ASSET ENDOWMENT FUND – II

NOTES TO FINANCIAL STATEMENTS

For the Year Ended March 31, 2014

1.	ORGANIZATION

The Gottex Multi-Asset Endowment Fund –  II (the “Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company, was organized on May 3, 2010 and commenced operations on January 1, 2012. The Fund and Master Fund (as defined below) are managed by Gottex Fund Management, Ltd. (the “Adviser”), a Delaware corporation registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Board of Trustees of the Fund (the “Board”) has overall responsibility for the management and supervision of the operations of the Fund. The Board has delegated responsibility for management of the Fund’s day-to-day operations to the Adviser. The Fund is organized as a feeder fund in a master/feeder structure and invests substantially all of its investable assets in the Gottex Multi-Asset Endowment Master Fund (the “Master Fund”). The Fund’s financial statements should be read in conjunction with those of the Master Fund, a copy of which is attached to these financial statements. The Fund and the Master Fund's investment objectives are to seek maximum total return, primarily through seeking capital appreciation and/or income, consistent with an acceptable level of risk (as determined by the Adviser).  The Master Fund (and the Fund through its investment in the Master Fund) pursues this objective by employing a multi-asset, multi-strategy, "endowment style" investment program under which it will seek to construct a broadly-diversified portfolio that attempts to capture longer-term appreciation, notwithstanding possible losses and/or volatile investment performance in the short-term, through the identification of investment opportunities across a broad range of alternative and traditional assets in multiple asset classes (the "Asset Classes").  The Master Fund will invest in the Asset Classes either: (i) indirectly, through investments in private investment funds, exchange-traded funds or other pooled investment vehicles (collectively, "Portfolio Funds") (which may include vehicles commonly known as "hedge funds") that invest, in whole or in part, in such Asset Classes (or that seek economic exposure to the performance of the Asset Classes); or (ii) directly, as managed by one or more sub-advisers selected by the Adviser ("Sub-Advisers"). Each portion of the Master Fund's investable assets managed by a Sub-Adviser is referred to as a "Portfolio Sleeve" and collectively as "Portfolio Sleeves."

 The percentage of the Master Fund’s shares owned by the Fund at March 31, 2014 was 86.89%.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (the “U.S. GAAP”) and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a.	Investment Valuation

The Fund invests substantially all of its assets in the Master Fund.  The net asset value of the Fund is generally based on the net asset value of its interest in the Master Fund (as well as the value of any cash or other similar short-term assets or receivables held by the Fund and/or liabilities owed by the Fund). The Fund’s interest in the Master Fund is valued at an amount equal to the Fund’s shareholder’s equity account in the Master Fund as of March 31, 2014, which approximates fair value. Because the Fund invests substantially all of its assets in the Master Fund, the financial statements of the Master Fund are attached which include the accounting policies and disclosures, including the Master Fund’s securities valuation policies and disclosures related to the leveling of securities.

b.	Allocations from the Master Fund

The Fund records its proportionate share of the Master Fund’s income, expenses and realized and unrealized gains and losses.

c.	Fund Level Income and Expenses

Interest income on any cash or cash equivalents held by the Fund will be recognized on an accrual basis. Expenses that are specifically attributed to the Fund are charged to the Fund and recorded on an accrual basis. Because the Fund bears its proportionate share of the management fees of the Master Fund, the Fund pays no direct management fee to the Investment Manager.

7

GOTTEX MULTI-ASSET ENDOWMENT FUND – II

NOTES TO FINANCIAL STATEMENTS

For the Year Ended March 31, 2014

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

d.	Income Tax Information and Distributions to Shareholders

The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies (“RICs”) and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the Fund’s 2010-2013 open tax returns or expected to be taken in the 2014 tax return, as defined by Internal Revenue Service statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. During the year ended March 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of the federal income and excise tax provisions impacting RICs, including simplification provisions on asset diversification and qualifying income tests, provisions aimed at preserving the character of the distributions made by the RIC and coordination of the income and excise tax distribution requirements, and provisions for allowing unlimited years carryforward for capital losses.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Additionally, U.S. GAAP requires certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  Permanent differences between book and tax basis are attributable to certain non-deductible expenses for tax purposes, including certain offering, organizational, and registration expenses.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended March 31, 2014, the following amounts were reclassified:

Shareholders’ Equity paid-in	$(120,696)
Accumulated net investment income (loss)	1,695,760
Accumulated net realized gains (losses) on investments	(1,575,067)

At March 31, 2014, the federal tax cost of investment securities and unrealized appreciation (depreciation) as of year end were as follows:

Gross unrealized appreciation	$1,422,796
Gross unrealized depreciation	(4,700)
Net unrealized appreciation (depreciation)	$1,418,096
Tax cost	$25,456,148

8

GOTTEX MULTI-ASSET ENDOWMENT FUND – II

NOTES TO FINANCIAL STATEMENTS

For the Year Ended March 31, 2014

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

d.	Income Tax Information and Distributions to Shareholders (continued)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of March 31, 2014, the components of accumulate earnings on a tax basis were as follows:

Undistributed ordinary income	$5,385
Undistributed long-term capital gains	453,256
Tax accumulated earnings	458,641
Unrealized appreciation	1,418,096
Total accumulated earnings	$1,876,737

 The tax character of distributions paid during the year ended March 31, 2014 and 2013 was as follows:

	2014	2013
Ordinary income	$1,644,524	$1,274,251
Long Term Capital gains	69,891	-

e.	Cash

Cash, if any, includes amounts held in an interest bearing money market account.  Such amounts, at times, may exceed federally insured limits.  The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

f.	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Fund’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3.	RELATED PARTY TRANSACTIONS AND OTHER

The Fund and Master Fund have each entered into an investment advisory agreement with the Adviser.  In consideration of services provided by the Adviser, the Master Fund pays the Adviser a monthly management fee computed at the annual rate of 1.00% of the Master Fund’s net asset value.  The Fund indirectly incurs the Adviser and Sub-Adviser fees as a shareholder in the Master Fund. For the year ended March 31, 2014, the total management fee allocated from the Master Fund was $310,052 and the total sub-advisory fees allocated from the Master Fund were $31,523 both of which are included in the total expenses allocated from the Master Fund.

The Master Fund will also pay the Adviser a performance-based incentive fee (the “Incentive Fee”) after the end of each twelve-month period ending on the Master Fund’s fiscal year-end, which is subject to a hurdle as described in the notes to the Master Fund’s financial statements included elsewhere in this report.

Currently, the Adviser has agreed to voluntarily waive any Incentive Fee that may accrue to the Adviser from the Master Fund.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement under which the Adviser has agreed to pay or absorb the ordinary operating expenses of the Fund (which includes organizational and offering expenses, as well as the portion of the Master Fund’s fees and expenses borne by the Fund, but excludes any Incentive Fees, the Sub-Advisory Fees, acquired fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund and Master Fund, as applicable, and any other expenses not incurred in the ordinary course of the Fund’s and Master Fund’s business) to the extent necessary to limit the ordinary operating expenses of the Fund to 1.65% per annum of the Fund's average monthly net asset value (the "Expense Limitation").  In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses paid or absorbed in excess of the Expense Limitation for a period not to exceed two years

9

GOTTEX MULTI-ASSET ENDOWMENT FUND – II

NOTES TO FINANCIAL STATEMENTS

For the Year Ended March 31, 2014

3.	RELATED PARTY TRANSACTIONS AND OTHER (continued)

from the end of the fiscal year in which they were incurred and will reimburse the Adviser such amounts, but only to the extent it does not cause the Fund's ordinary operating expenses to exceed the Expense Limitation in effect at the time of reimbursement.

During the year ended March 31, 2014, the Adviser reimbursed the Fund $239,803 for amounts in excess of the Expense Limitation. At March 31, 2014, $416,521 is subject to recoupment by the Adviser through March 31, 2015 and $239,803 is subject to recoupment by the Adviser through March 31, 2016.

Offering costs of $162,603 have been amortized to expense over twelve months on a straight-line basis since January 1, 2012, commencement of operations, $120, 616 of which is subject to recoupment pursuant to the Expense Limitation Agreement discussed above.

Foreside Fund Services, LLC (“Foreside”) serves as principal underwriter and distributor of the Fund’s Shares.  The Fund is not subject to an ongoing distribution fee.

At March 31, 2014, Shareholders who are affiliated with the Adviser owned $12,510,356 (46.46% of Shareholders’ Equity) of the Fund.

The Board has approved modifying the investment management fee structure of the Master Fund subject to the modifications being approved by shareholders. The modifications include: (a) elimination of the Incentive Fee; and (b) an increase in the asset-based fee Management Fee from 1.0% to 1.5% (together, the “Modified Fee”).

The Modified Fee is not effective as it remains subject to shareholder approval at a shareholder meeting. Prior to that time, a proxy statement describing the Modified Fee and the reasons for its approval by the Trustees of the Fund will be filed with the SEC and distributed to shareholders.

4.	COMPLIANCE AND CHIEF FINANCIAL OFFICER/TREASURER AGREEMENTS

Under the terms of the Fund CCO Agreement between the Fund and Foreside, Foreside provided the Chief Compliance Officer (“CCO”) services to the Fund for the period January 1, 2014 to May 31, 2014. Prior to January 1, 2014, the CCO was provided by the Adviser. The CCO reports directly to the Board and oversees an annual review of the policies and procedures of the Fund and its service providers, provides a written report to the Board annually and keeps the Board apprised of any material compliance events. Effective June 1, 2014, the Fund has named a new CCO to oversee the compliance program.

Under the terms of the Fund CFO/Treasurer Agreement between the Fund and Foreside, Foreside provides the Chief Financial Officer (“CFO”) and Treasurer services to the Fund effective January 1, 2014.

For the period January 1, 2014 to March 31, 2014, the total CCO and CFO fees were $1,875.

5.	ACCOUNTING, ADMINISTRATION AND CUSTODIAL AGREEMENT

UMB Bank, N.A. provides custodial services for the Fund. UMB Fund Services, Inc. serves as administrator and accounting agent to the Fund and provides certain accounting, record keeping and investor related services. The Fund pays a monthly fee to the custodian and administrator based upon average net assets, subject to certain minimums. For the year ended March 31, 2014, the total accounting and administration fees were $40,311.

6.	RISK FACTORS

An investment in the Fund involves significant risks that should be carefully considered prior to investment and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment.  The value of the Master Fund's investments can be reduced as a result of unsuccessful allocations among Asset Classes, including the poor performance of one or more Asset Classes, the Adviser's or a Portfolio Manager's employment of unsuccessful investment strategies, the Adviser's poor selection of Portfolio Managers or Portfolio Funds, poor economic growth, pronounced market volatility, and political and legal developments.  Further, the Master Fund's use of leverage, short sales or derivative transactions can result in significant losses to the value of the Master Fund’s investments. Shareholders should refer to the Fund’s prospectus and corresponding statement of additional information for a more complete list of risk factors.  No guarantee or representation is made that the investment objective will be met.

10

GOTTEX MULTI-ASSET ENDOWMENT FUND – II

NOTES TO FINANCIAL STATEMENTS

For the Year Ended March 31, 2014

7.	ALLOCATION OF SHAREHOLDERS’ EQUITY

The Fund sells Shares at their offering price, which is equal to the "net asset value" per Share. The net asset value of the Fund will be computed as of the close of business on the following days: (i) the last day of each fiscal year (March 31); (ii) the last day of each taxable year (December 31); (iii) the day preceding the date as of which any Shares are purchased; or (iv) any day as of which the Fund repurchases any Shares. The Fund's net asset value is the value of the Fund's assets less its liabilities, and its net asset value per share equals that net asset value divided by the number of then issued and outstanding Shares.

8.	CAPITAL SHARE TRANSACTIONS

Shares will be offered in a continuous offering for purchase monthly, as of the first day of each month (each day, a “Closing Day”), at the Fund’s then-current net asset value per Share (determined as of the close of the preceding month). The minimum initial investment in a Fund by a shareholder is $50,000. Subsequent investments must be at least $10,000. However, the minimum investment requirements may be reduced or waived for investments by personnel of the Adviser and its affiliates, and members of their immediate families, and as may be determined by the Board. Because the Fund is a closed-end fund, no shareholder will have the right to require the Fund to redeem its shares. No public market exists for the shares, and none is expected to develop. Consequently, investors will not be able to liquidate their investment other than as a result of repurchases of shares by the Fund or in the event of a mandatory redemption. For the years ended March 31, 2013 and March 31, 2014, transactions in shares were as follows:

Shares outstanding, March 31, 2012	3,045,187
Shares issued	156,115
Reinvested distributions	84,044
Shares redeemed	(364,609)
Shares outstanding, March 31, 2013	2,920,737
Shares issued	230,762
Reinvested distributions	117,949
Shares redeemed	(698,170)
Shares outstanding, March 31, 2014	2,571,278

9.	REPURCHASE OF SHARES

The Board may, from time to time at its sole discretion, cause the Fund to repurchase Shares from shareholders pursuant to written tenders by shareholders at such times and on such terms and conditions as established by the Board. In determining whether the Fund should offer to repurchase Shares, the Board will consider, among other things, the recommendation of the Adviser. In an effort to provide some liquidity for investors, the Adviser expects to recommend that the Fund makes offers to repurchase up to 8% of its Shares as of the end of each calendar month at the then-current net asset value. The Board, in its discretion, must determine whether to approve each such offer (and for what amount).  There can be no assurance that the Fund will make such repurchase offers, nor that shareholders tendering Shares for repurchase in any offer will have all of their tendered Shares repurchased by the Fund.

10.	INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that provide general indemnifications.  The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

11

GOTTEX MULTI-ASSET ENDOWMENT FUND – II

BOARD OF TRUSTEES

(Unaudited)

The identity of the Board members (each a “Trustee”) and brief biographical information, as of March 31, 2014, is set forth below.   The business address of each Trustee is care of Gottex Fund Management, Ltd., 28 State Street, 40th Floor, Boston, MA 02109.  The Fund’s statement of additional information includes information about the Trustees and may be obtained without charge by calling the Fund at (617) 532-0200.

Independent Trustees
Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Jeanne L. Mockard, 50	Trustee	November, 2010 - Present	Private Investment Manager (2008 to present); Managing Director and Senior Portfolio Manager, Putnam Investments (2004 to 2008).	7	Director, Silent Spring Institute
Jonas B. Siegel, 70	Trustee	November, 2010 - Present	Managing Director, Chief Administrative Officer ("CAO") and Chief Compliance Officer ("CCO"), Granite Capital International Group, L.P. (an investment management firm) (1994 to 2011); Vice President, Secretary, Treasurer and CCO, Granum Series Trust (an open-end investment company) (1997 to 2007); President, CAO and CCO, Granum Securities, LLC (a broker-dealer) (1997 to 2007).	7	Member of Board of Trustees, Trust for Professional Managers; Member of Board of Managers of Ramius IDF
Bruce M. Dresner, 66	Trustee	October, 2011 - Present	Private Investor, (2008 to present); Managing Director, Blackrock, Inc. (investment management), (2007 to 2008).	7	Director, Mountain Province Diamonds, Inc.; Director, Sherman Fairchild Foundation
Interested Trustees
Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Dr. William J. Landes, 61	Trustee	May 3, 2010 - Present	Senior Managing Director, Gottex Fund Management, Ltd. (March 2008 to present)	7	None

* "Interested person" of the Fund, as defined by the 1940 Act. Dr. Landes is an interested person because of his affiliation with the Adviser and its affiliates.

12

GOTTEX MULTI-ASSET ENDOWMENT FUND –  II

FUND MANAGEMENT

(Unaudited)

Set forth below is the name, date of birth, position with the Fund, length of term of office, and the principal occupation for the last five years, as of March 31, 2014, of each of the persons currently serving as Executive Officers. The business address of each Officer is care of Gottex Fund Management, Ltd., 28 State Street, 40th Floor, Boston, MA 02109.

Officers
Name and Age	Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen
Dr. William J. Landes, 61	President; Principal Executive Officer	November 8, 2010	Senior Managing Director, Gottex Fund Management, Ltd. (March 2008 - present); Chief Executive Officer, 2100 Capital (June 2004 – March 2008).	7
William H. Woolverton, 63	Vice President; Chief Legal Officer; Secretary	November 8, 2010	Senior Managing Director, General Counsel, Gottex Fund Management, Ltd.	7
Wade C. Boylan, 44	Chief Financial Officer; Chief Compliance Officer; Treasurer	November 8, 2010	Business Head, Compliance Services, Foreside Fund Services LLC (2013-present); CCO, Gottex Fund Management, Ltd. (February 2007 - present).	7

13

GOTTEX MULTI-ASSET ENDOWMENT FUND – II

OTHER INFORMATION

(Unaudited)

Proxy Voting

A description of the policies and procedures the Master Fund uses to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling (800) 504-9070 or on the SEC’s website at http://www.sec.gov. A copy of the Master Fund’s voting record for the most recent 12-month period ended June 30 is available at the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files complete schedule of portfolio holdings, which includes securities held by the Master Fund, with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and the Fund makes the information on Form N-Q available upon request without charge.

Tax Information Unaudited

For the period ended March 31, 2014, 4.93% of the dividends paid from net investment income, including short-term capital gains from the Fund, is designated as qualified dividend income.

For the period ended March 31, 2014, 4.93% of the dividends paid from net investment income, including short-term capital gains from the Fund, is designated as dividends received deduction available to corporate shareholders.

14

GOTTEX MULTI-ASSET ENDOWMENT FUND – II

OTHER INFORMATION

(Unaudited)(continued)

CLIENT PRIVACY NOTICE

To ensure our clients' and investors' privacy, Gottex has developed a policy that is designed to protect confidentiality, while allowing our clients' and investors' needs to be served ("Privacy Policy"). Please read this Privacy Policy carefully. It gives you important information about how Gottex handles your personal information.  As a matter of policy, Gottex does not disclose any personal information about individuals who are current or former investors or clients to anyone, except as permitted by law.

Personal Information We May Collect

In the course of providing products and services, Gottex may obtain nonpublic personal information, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from transactions, and/or from information captured on Gottex's internet website. The nonpublic personal information we collect may include, but is not limited to, your name, address, telephone number, e-mail address, social security number, and date of birth. We may use this information in connection with certain aspects of our business.

Sharing Information with Third Parties

Gottex may share nonpublic personal information with our affiliates.  We may disclose this information to non-affiliated third-party service providers that perform services for us ("Service Providers"), pursuant to an agreement that requires the Service Provider to adhere to Gottex's Privacy Policy.

Security of Personal Information

Gottex strictly protects the personal information you provide against unauthorized access, disclosure, alteration, destruction, loss or misuse. Your personal information is protected by physical, electronic, and procedural safeguards. These safeguards include limiting access to your personal information to those Gottex employees and Service Providers that use that information in connection with providing products or services to you. In addition to this Privacy Policy, Gottex has also implemented procedures that are designed to safeguard your personal information.

Changes in Our Privacy Policy

Gottex periodically reviews its Privacy Policy. We reserve the right to amend it. If we amend this Privacy Policy, we will continue our commitment to maintaining the security and privacy of your personal information.

Former Customers

If your customer relationship with Gottex ends, we will not destroy your personal information. We will continue to treat your personal information in accordance with this Privacy Policy and applicable laws.

15

Gottex Multi-Asset Endowment Master Fund

(a Delaware Statutory Trust)

Financial Statements

Annual Report

March 31, 2014

Gottex Multi-Asset Endowment Master Fund

(a Delaware Statutory Trust)

For the Year Ended March 31, 2014

Table of Contents

Report of Independent Registered Public Accounting Firm	1
Schedule of Investments	2-6
Statement of Assets, Liabilities and Shareholders' Equity	7
Statement of Operations	8
Statements of Changes in Shareholders' Equity	9
Statement of Cash Flows	10
Financial Highlights	11
Notes to Financial Statements	12-21
Board of Trustees (unaudited)	22
Master Fund Management (unaudited)	23
Other Information	24-25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Gottex Multi-Asset Endowment Master Fund:

We have audited the accompanying statement of assets, liabilities and shareholders’ equity of Gottex Multi-Asset Endowment Master Fund (the "Master Fund"), including the schedule of investments, as of March 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in shareholders’ equity for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from January 1, 2012 (commencement of operations) to March 31, 2012. These financial statements and financial highlights are the responsibility of the Master Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodians, brokers, and underlying fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gottex Multi-Asset Endowment Master Fund as of March 31, 2014, and the results of its operations and its cash flows for the year then ended, changes in its shareholders’ equity for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from January 1, 2012 (commencement of operations) to March 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

May 29, 2014

1

GOTTEX MULTI-ASSET ENDOWMENT MASTER FUND
Schedule of Investments
March 31, 2014

Number
of Shares		Value
	COMMON STOCKS - 6.1%
	CONSUMER DISCRETIONARY - 0.9%
287	Bally Technologies, Inc. (1)	$19,019
730	Bob Evans Farms, Inc.	36,522
526	Children's Place Retail Stores, Inc. (The)	26,200
1,146	Einstein Noah Restaurant Group, Inc.	18,863
873	Finish Line, Inc. (The), Class A	23,650
369	Helen of Troy, Ltd. (1)	25,546
995	K12, Inc. (1)	22,537
922	Motorcar Parts of America, Inc. (1)	24,497
343	Oxford Industries, Inc.	26,823
1,685	Ruth's Hospitality Group, Inc.	20,372
318	Tempur Sealy International, Inc. (1)	16,113
385	Winnebago Industries, Inc. (1)	10,545
791	Wolverine World Wide, Inc.	22,583
		293,270

	CONSUMER STAPLES - 0.1%
194	Cal-Maine Foods, Inc.	12,179
1,211	Roundy's, Inc.	8,332
		20,511

	ENERGY - 0.3%
504	Bill Barrett Corp. (1)	12,902
1,487	Cloud Peak Energy, Inc. (1)	31,435
1,148	Comstock Resources, Inc.	26,232
385	SM Energy Co.	27,447
		98,016

	FINANCIALS - 0.7%
1,130	Boston Private Financial Holdings, Inc.	15,289
975	FirstMerit Corp.	20,309
1,846	ICG Group, Inc. (1)	37,695
718	Investors Bancorp, Inc.	19,845
689	LaSalle Hotel Properties - REIT	21,573
1,554	Northfield Bancorp, Inc.	19,984
1,304	Old National Bancorp	19,443
459	Post Properties, Inc. - REIT	22,537
838	Tree.com, Inc. (1)	26,012
388	UMB Financial Corp.	25,104
		227,791

	HEALTH CARE - 0.6%
240	Analogic Corp.	19,706
887	AngioDynamics, Inc. (1)	13,970
517	ArthroCare Corp. (1)	24,914
109	Bio-Rad Laboratories, Inc., Class A (1)	13,965
482	Cynosure, Inc., Class A (1)	14,123
418	Haemonetics Corp. (1)	13,623
567	Hill-Rom Holdings, Inc.	21,852
788	Masimo Corp. (1)	21,520
472	STERIS Corp.	22,538
657	West Pharmaceutical Services, Inc.	28,941
		195,152

2

GOTTEX MULTI-ASSET ENDOWMENT MASTER FUND
Schedule of Investments (continued)
March 31, 2014

Number
of Shares		Value
	INDUSTRIALS - 1.2%
440	Arkansas Best Corp.	$16,258
439	Apogee Enterprises, Inc.	14,588
347	Brink's Co. (The)	9,907
615	Clean Harbors, Inc. (1)	33,696
815	Copart, Inc. (1)	29,658
594	Forward Air Corp.	27,389
356	FTI Consulting, Inc. (1)	11,869
1,179	Manitex International, Inc. (1)	19,218
768	Mistras Group, Inc. (1)	17,487
199	Powell Industries, Inc.	12,895
1,958	Quanex Building Products Corp.	40,491
820	Rollins, Inc.	24,797
354	Ryder System, Inc.	28,292
911	Stock Building Supply Holdings, Inc. (1)	18,512
1,006	Swift Transportation Co. (1)	24,899
178	Trex Company, Inc. (1)	13,022
646	Woodward, Inc.	26,828
		369,806

	INFORMATION TECHNOLOGY - 1.8%
1,152	Alliance Fiber Optic Products, Inc.	16,669
1,973	Applied Micro Circuits Corp. (1)	19,533
913	Benchmark Electronics, Inc. (1)	20,679
511	Diebold, Inc.	20,384
852	Euronet Worldwide, Inc. (1)	35,435
8,038	Extreme Networks, Inc. (1)	46,620
1,969	Harmonic, Inc. (1)	14,059
548	Hittite Microwave Corp.	34,546
1,609	Inphi Corp. (1)	25,889
3,244	JDS Uniphase Corp. (1)	45,416
4,054	LTX-Credence Corp. (1)	36,121
125	Maxwell Technologies, Inc. (1)	1,615
860	Microsemi Corp. (1)	21,526
347	NETGEAR, Inc. (1)	11,704
361	NICE Systems, Ltd. - ADR	16,122
188	Nuance Communications, Inc. (1)	3,228
1,783	Oplink Communications, Inc. (1)	32,023
373	OSI Systems, Inc. (1)	22,328
656	PTC, Inc. (1)	23,236
430	Rofin-Sinar Technologies, Inc. (1)	10,303
1,639	Sykes Enterprises, Inc. (1)	32,567
459	Trimble Navigation, Ltd. (1)	17,841
1,154	Ultratech, Inc. (1)	33,685
		541,529

	MATERIALS - 0.3%
395	Haynes International, Inc.	21,330
323	Innophos Holdings, Inc.	18,314
683	LSB Industries, Inc. (1)	25,558
439	Silgan Holdings, Inc.	21,739
		86,941
	TELECOMMUNICATION SERVICES - 0.1%
568	Cogent Communications Group, Inc.	20,181

	UTILITIES - 0.1%
694	MDU Resources Group, Inc.	23,811
	TOTAL COMMON STOCKS	1,877,008
	(Identified Cost $1,654,820)

3

GOTTEX MULTI-ASSET ENDOWMENT MASTER FUND
Schedule of Investments (continued)
March 31, 2014

Number of
Shares/Units			Value

		EXCHANGE TRADED FUNDS & MUTUAL FUNDS - 40.0%
		GROWTH - 25.2%
		LONG-ONLY EQUITY - 25.2%
27,138		Bogle Investment Management Small Cap Growth Fund	$971,805
53,465		Hodges Small Cap Fund - Class I	1,038,291
17,958		iShares China Large-Cap ETF	642,537
76,641		iShares MSCI United Kingdom ETF	1,578,038
17,520		RBC Small Cap Core Fund - Class I	583,053
5,118		SPDR EURO STOXX 50 ETF	218,334
9,140		SPDR S&P 500 ETF Trust	1,709,271
11,152		Vanguard FTSE Emerging Markets ETF	452,548
12,693		Wisdom Tree Japan Hedged Equity Fund	600,887
		TOTAL GROWTH	7,794,764

		OPPORTUNISTIC - 10.6%
		MACRO - 7.0%
46,367		Mainstay Marketfield Fund - Class I	842,948
103,793		Whitebox Tactical Opportunities Fund - Class I	1,328,545
			2,171,493

		COMMODITY TRADING ADVISORS - 3.6%
75,377		AQR Managed Futures Strategy Fund - Class I	750,000
35,105		Credit Suisse Managed Futures Strategy Fund - Class I	350,000
			1,100,000
		TOTAL OPPORTUNISTIC	3,271,493

		RISK MITIGATING - 4.2%
		FIXED INCOME - 2.6%
58,459		Templeton Global Total Return Fund	783,931

		MARKET INDEPENDENT FUNDS - 1.6%
44,843		Whitebox Market Neutral Equity Fund - Class I	500,000
		TOTAL RISK MITIGATING	1,283,931
		TOTAL EXCHANGE TRADED FUNDS & MUTUAL FUNDS	12,350,188
		(Identified Cost $11,941,436)

		HEDGE FUNDS - 37.1%
		GROWTH - 12.9%
		EVENT DRIVEN - 7.9%
893		Jet Capital Concentrated Offshore Fund, Ltd. (1) (5) (9)	1,139,231
8,013		Lyxor/Jana Partners Fund, Ltd., Class B (1) (4) (9)	1,302,297
			2,441,528
		LONG/SHORT EQUITY - 5.0%
7,948		Lyxor/Tremblant Long Short Equity Fund, Ltd., Class B (1) (4) (9)	917,316
5,375		Lyxor/Marshall Wace TOPS European Fund, Ltd., Class B (1) (4) (9)	622,651
			1,539,967
		TOTAL GROWTH	3,981,495

		OPPORTUNISTIC - 11.7%
		COMMODITY TRADING ADVISORS - 4.7%
5,810		Blue Trend Fund Ltd., Class B (1) (5) (9)	1,438,594

		MACRO - 7.0%
3,414		AllBlue Ltd., Class A (1) (6) (9)	678,773
3,707		Graham Global Investment Fund II, Ltd. (1) (5) (9)	426,256
5,238		Lyxor/Bridgewater Fund, Ltd., Class B (1) (4) (9)	1,071,819
			2,176,848
		TOTAL OPPORTUNISTIC	3,615,442

		RISK MITIGATING - 12.5%
		MARKET INDEPENDENT FUNDS - 12.5%
763		BlueMountain Equity Alternatives Fund, Ltd. (1) (6) (7) (9)	764,420
272		Pine River Fund, Ltd., Class A (1) (2) (6) (7) (9)	1,016,507
	N/A(8)	Obsidian Fund LLC (The), Class C (1) (5) (9)	974,114
889		Whitebox Multi-Strategy Fund, Ltd. (1) (6) (9)	1,128,716
		TOTAL RISK MITIGATING	3,883,757
		TOTAL HEDGE FUNDS	11,480,694
		(Identified Cost $10,644,486)

4

GOTTEX MULTI-ASSET ENDOWMENT MASTER FUND
Schedule of Investments (continued)
March 31, 2014

Number
of Shares/Units		Value

	PRIVATE EQUITY & SPECIAL OPPORTUNITIES - 4.1%
	GROWTH - 4.1%
	PRIVATE EQUITY - 4.1%
6,704	Partners Group Listed Investments SICAV (1) (9)	$1,273,234
	TOTAL PRIVATE EQUITY & SPECIAL OPPORTUNITIES	1,273,234
	(Identified Cost $1,179,656)

	TOTAL INVESTMENTS - 87.3%	26,981,124
	(Identified Cost $25,420,398)

	SHORT-TERM INVESTMENTS - 6.0%
	MONEY MARKET FUND - 6.0%
1,866,518	Federated Prime Obligations Fund, 0.02% (3)	1,866,518
	TOTAL SHORT-TERM INVESTMENTS	1,866,518
	(Identified Cost $1,866,518)

	TOTAL INVESTMENTS AND SHORT TERM INVESTMENTS - 93.3%
	(Identified Cost $27,286,916)	28,847,642
	OTHER ASSETS AND LIABILITIES - 6.7%	2,080,922
	TOTAL SHAREHOLDERS' EQUITY - 100.0%	$30,928,564

	All percentages are based on Shareholders' Equity.

	(1) Non-income Producing.
	(2) Withdrawals from this portfolio fund are permitted after three month lock-up period from the date of the initial investment.
	(3) The rate shown is the annualized 7-day yield as of March 31, 2014.
	(4) Withdrawals from this portfolio fund are permitted on a weekly basis.
	(5) Withdrawals from this portfolio fund are permitted on a monthly basis.
	(6) Withdrawals from this portfolio fund are permitted on a quarterly basis.
	(7) The Underlying Fund can institute a gate provision on redemptions at the investor level of 25% of the fair value of the investment in the Underlying Fund.
	(8) The Fund is not share or unit based and therefore does not hold shares or units, but instead has a member's capital balance.
	(9) Foreign investment denominated in U.S. dollars.

	ADR - American Depositary Receipt
	ETF - Exchange Traded Fund
	REIT - Real Estate Investment Trust

INVESTMENT OBJECTIVE AS A PERCENTAGE OF INVESTMENTS

Investment types as a percentage of total investments and short-term investments are as follows:

5

GOTTEX MULTI-ASSET ENDOWMENT MASTER FUND
Schedule of Investments (continued)
March 31, 2014

				Unrealized
Number			Notional	Appreciation/
of Contracts		Currency	Amount	(Depreciation)
	FUTURES CONTRACTS
	FUTURES CONTRACTS PURCHASED
8	June 2014 E-Mini S&P 500 Index Futures	USD	$745,840	$5,000
25	June 2014 Euro STOXX 50 Index Futures	EUR	€775,000	39,584
	TOTAL FUTURES CONTRACTS			44,584

	TOTAL RETURN SWAP

	Pay/					Premium	Unrealized
	Receive	Financing	Valuation		Notional	Paid	Appreciation/
Underlying Reference Instrument	Total Return	Rate	Date	Currency	Amount	(Received)	(Depreciation)
Deutsche Bank AG/
PanAgora Diversified Arbitrage Off-Shore Fund, Ltd.	Receive	0.50%	5/31/2014	USD	$1,025,000	$1,025,000	$10,234

See notes to financial statements.

6

GOTTEX MULTI-ASSET ENDOWMENT MASTER FUND

Statement of Assets, Liabilities and Shareholders' Equity

March 31, 2014

Assets
Investments, at fair value (cost $25,420,398)	$26,981,124
Short-Term investments, at fair value (cost $1,866,518)	1,866,518
Cash denominated in foreign currencies (cost $1,416)	1,421
Cash denominated in foreign currencies held with broker (cost $222,632)	225,977
Cash held with broker	681,095
Premium paid on open swap contract	1,025,000
Receivable for investments sold	2,545,245
Investments in Portfolio Funds paid in advance	1,755,000
Swap contracts at fair value	10,234
Receivable for daily variation margin on future contracts	44,584
Dividends receivable	10,923
Prepaid assets	10,016
Total Assets		$35,157,137

Liabilities
Payable for shares repurchased	1,270,513
Payable for investments purchased	2,694,549
Net unrealized depreciation on forward foreign currency contracts	8,319
Payable to Adviser	96,952
Professional fees payable	100,966
Accounting and administration fees payable	16,772
Payable to Sub-Advisers	5,238
Custody fees payable	12,238
Trustees' fees payable	1,250
Insurance payable	3,372
Other payable	18,404
Total Liabilities		4,228,573

Shareholders' Equity		$30,928,564

Shareholders' Equity consists of:
Shareholders' Equity paid-in		$29,040,565
Distributions in excess of net investment income		(718,408)
Accumulated net realized gain on investments, futures contracts, swap contracts, forward foreign currency contracts, options and foreign currency		995,832
Accumulated net unrealized appreciation on investments, futures contracts, swap contracts, forward foreign currency contracts and foreign currency		1,610,575

Shareholders' Equity		$30,928,564

Number of Shares Outstanding		2,932,695

Net Asset Value per Share		$10.55

See notes to financial statements.

7

GOTTEX MULTI-ASSET ENDOWMENT MASTER FUND
Statement of Operations
For the Year Ended March 31, 2014

Income
Dividends and Interest Income	$297,443
		297,443

Expenses
Management fee (Note 5)	356,455
Professional fees	106,283
Accounting and administration fees	67,738
Custody fees	67,735
Sub-Advisory fees (Note 5)	36,272
Insurance premiums	31,207
Tustees' fees	5,000
SEC fees	4,546
Tax expenses	4,243
Line of credit interest expense	132
Other fees	15,464
		695,075

Net Investment Loss		(397,632)

Net Realized Gains and Unrealized Depreciation on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency
Net realized gain on investments, futures contracts, swap contracts, forward foreign currency contracts and foreign currency		2,414,822
Net realized gain distributions from underlying funds		72,486
Net change in unrealized depreciation on investments, futures contracts, swap contracts, forward foreign currency contracts and foreign currency		(138,806)
Net Realized Gains and Unrealized Depreciation on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency		2,348,502

Net Increase in Shareholders' Equity from Operations		$1,950,870

See notes to financial statements.

8

GOTTEX MULTI-ASSET ENDOWMENT MASTER FUND

Statements of Changes in Shareholders' Equity

	For the Year Ended	For the Year Ended
	March 31, 2014	March 31, 2013
Operations
Net investment loss	$(397,632)	$(363,633)
Net realized gains on investments, futures contracts, swap contracts, forward contracts, options and foreign currency	2,414,822	1,299,292
Net realized gain distributions from underlying funds	72,486	-
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, swap contracts, forward foreign currency contracts and foreign currency	(138,806)	596,139
Net increase in shareholders' equity from operations	1,950,870	1,531,798

Distributions to shareholders
From net investment income	(680,322)	(454,540)
From net realized gains on investments	(1,206,891)	(587,798)
Net change in shareholders' equity from distributions to shareholders	(1,887,213)	(1,042,338)

Capital Share Transactions
Subscriptions	3,516,115	4,402,448
Reinvested distributions	1,887,213	1,042,338
Redemptions	(9,674,646)	(4,506,898)
Net change in shareholders' equity from capital share transactions	(4,271,318)	937,888

Total Increase (Decrease)	(4,207,661)	1,427,348

Shareholders' Equity
Beginning of year	35,136,225	33,708,877
End of year	$30,928,564	$35,136,225
Distributions in excess of net investment income	$(718,408)	$(551,182)

See notes to financial statements.

9

Gottex Multi-Asset Endowment Master Fund
Statement of Cash Flows
For the Year Ended March 31, 2014

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in shareholders' equity from operations	$1,950,870
Adjustments to reconcile net increase in shareholders' equity from operations to net cash provided by operating activities:
Net realized gain on investments and foreign currency	(2,458,902)
Net change in unrealized depreciation on investments swap contracts, forward foreign currency contracts and foreign currency	211,353
Purchases of long-term investments	(46,806,442)
Net (purchases) sales of short-term investments	(531,605)
Premium paid on open swap contract	(1,025,000)
Proceeds from investments sold	54,229,350
Changes in assets and liabilities:
Increase in receivable for investments sold	(1,575,094)
Increase in investments in Portfolio Funds paid in advance	(1,055,000)
Increase in receivable for daily variation margin on futures contracts	(44,584)
Increase in dividends receivable	(2,461)
Decrease in prepaid assets	7,935
Increase in payable for investments purchased	2,585,460
Decrease in payable for daily variation margin on futures contracts	(27,962)
Decrease in payable to Adviser	(38,662)
Increase in professional fees payable	57,862
Decrease in accounting and administration fees payable	(474)
Decrease in payable to Sub-Advisers	(6,728)
Increase in custody fees payable	6,143
Increase in insurance fees payable	3,372
Increase in other payable	14,665
Net Cash Provided by Operating Activities	5,494,096

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from subscriptions	3,516,115
Proceeds from redemptions	(8,567,501)

Net Cash Used in Financing Activities	(5,051,386)

Exchange rate effect on cash	(41,677)

Net change in cash	401,033

Cash at beginning of year	507,460

Cash at end of year	$908,493

Supplemental disclosure of non cash financing activities: reinvested distributions	$1,887,213

See notes to financial statements.

10

GOTTEX MULTI-ASSET ENDOWMENT MASTER FUND

Financial Highlights

Per share income and capital changes for a share outstanding throughout the period.

			For the Period January 1, 2012
	For the Year Ended	For the Year Ended	(Commencement of Operations)
	March 31, 2014	March 31, 2013	to March 31, 2012
Net Asset Value, beginning of period	$10.55	$10.42	$ 10.00 (1)
Income from investment operations:
Net investment income (loss) (6)	(0.12)	0.02	(0.03)
Net realized gain and unrealized appreciation/(depreciation) on investments	0.71	0.45	0.45
Total from investment operations	0.59	0.47	0.42

Distributions to shareholders
From net investment income	(0.21)	(0.15)	-
From net realized gains	(0.38)	(0.19)	-
Total distributions to shareholders	(0.59)	(0.34)	-

Net Asset Value, end of period	$10.55	$10.55	$10.42

Total Return (2)	5.64%	4.60%	4.20%(3)
Net investment loss	(1.13)%	(1.08)%	(2.35)%(4) (5)
Total expenses	1.98%	2.28%	3.34%(4) (5)
Shareholders' Equity, end of period (in thousands)	$30,929	$35,136	$33,709
Portfolio Turnover	169.51%	133.79%	27.93%(3)

(1)	The net asset value as of the beginning of the period, January 1, 2012 (Commencement of Operations) represents the initial net asset value per common share of $10.00.
(2)	Total return reflects the change in net asset value, inclusive of performance of the Master Fund adjusted for cash flows related to capital subscriptions or redemptions during the period, as there is no public market for the Master Fund's shares.
(3)	Not annualized.
(4)	Annualized.
(5)	The organizational fees are not annualized for the ratio calculation.
(6)	Per share amounts calculated based on weighted average shares outstanding during the period.

See notes to financial statements.

11

GOTTEX MULTI-ASSET ENDOWMENT MASTER FUND

NOTES TO FINANCIAL STATEMENTS

For the Year Ended March 31, 2014

1.	ORGANIZATION

The Gottex Multi-Asset Endowment Master Fund (the “Master Fund”) was organized on May 3, 2010 as a Delaware Statutory Trust that is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Master Fund is managed by Gottex Fund Management, Ltd. (the “Adviser”), a Delaware corporation registered under the Investment Advisers Act of 1940, as amended. The Master Fund's investment objective is to seek maximum total return, primarily through seeking capital appreciation and/or income, consistent with an acceptable level of risk (as determined by the Adviser). The Master Fund pursues this objective by employing a multi-asset, multi-strategy, "endowment style" investment program under which it will seek to construct a broadly-diversified portfolio that attempts to capture longer-term appreciation, notwithstanding possible losses and/or volatile investment performance in the short-term, through the identification of investment opportunities across a broad range of alternative and traditional assets in multiple asset classes (the "Asset Classes"). The Master Fund will invest in the Asset Classes either: (i) indirectly, through investments in private investment funds, exchange-traded funds or other pooled investment vehicles (collectively, "Portfolio Funds") (which may include vehicles commonly known as "hedge funds") that invest, in whole or in part, in such Asset Classes (or that seek economic exposure to the performance of the Asset Classes); or (ii) directly, as managed by one or more sub-advisers selected by the Adviser ("Sub-Advisers"). Each portion of the Master Fund's investable assets managed by a Sub-Adviser is referred to as a "Portfolio Sleeve" and collectively as "Portfolio Sleeves."

The Master Fund is a master investment portfolio in a master-feeder structure. Gottex Multi-Asset Endowment Fund – I (“Feeder I”) and Gottex Multi-Asset Endowment Fund – II (“Feeder II”, collectively with Feeder I the “Feeder Funds”) invest substantially all of their assets, in the shares of beneficial interest (“Shares”) of the Master Fund and are members of the Master Fund (“Members”). As of March 31, 2014, Feeder I owns 13.11% and Feeder II owns 86.89% of the Master Fund’s shares.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a.	Investment Valuation

As permitted under U.S. GAAP, the Master Fund’s investments in the Portfolio Funds are valued, as a practical expedient, utilizing the net asset valuations (“NAVs”) provided by the Portfolio Funds, without adjustment, when the net asset valuations of the investments are calculated (or adjusted by the Master Fund if necessary) in a manner consistent with U.S. GAAP for investment companies in accordance with procedures established by the Board of Trustees (the “Board”).  Investments in Portfolio Funds are subject to the terms of the Portfolio Funds’ offering documents.  Valuations of the securities held by the Portfolio Funds may be subject to estimates and NAVs are net of management and performance incentive fees or allocations payable by the Portfolio Funds. The Master Fund applies the practical expedient to its investments in Portfolio Funds on an investment-by-investment basis, and consistently with the Master Fund’s entire position in a particular investment, unless it is probable that the Master Fund will sell a portion of an investment at an amount different from the net asset valuation. In cases where the practical expedient is not available, or if the Adviser determines it is probable that the Master Fund will sell an investment at an amount different from the net asset valuation, a fair value determination is made under procedures established by and under the general supervision of the Board. Because of the inherent uncertainty in valuation, the estimated values used for Portfolio Funds may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Investments in Portfolio Funds are included in Level 2 or 3 of the fair value hierarchy (see below for fair value hierarchy definition and leveling table). In determining the level, the Master Fund considers the length of time until the investment is redeemable, including notice and lock-up periods or any other restriction on the disposition of the investment. If the Master Fund has the ability to redeem its investment at the reported net asset value as of the valuation date, the investment is generally included in Level 2 of the fair value hierarchy. If the Master Fund does not know when it will have the ability to redeem the investment or it does not have the ability to redeem its investment within three months as of the valuation date, the investment is included in Level 3 of the fair value hierarchy.

12

GOTTEX MULTI-ASSET ENDOWMENT MASTER FUND

NOTES TO FINANCIAL STATEMENTS

For the Year Ended March 31, 2014 (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Investment Valuation (continued)

Domestic exchange-traded equity securities and ETFs (other than options and other than those that trade on NASDAQ) held directly by the Master Fund, are valued at their last sale prices as reported on such exchanges or, in the absence of any reported sale on a particular day, at their composite bid prices as reported by such exchanges.  Listed options and futures contracts shall be valued: (i) at their last sales prices as reported by the exchange with the highest reported daily volume for such options or futures contracts; or (ii) in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported. Securities traded on NASDAQ are valued: (i) at the NASDAQ Official Closing Price (the "NOCP"); (ii) if no NOCP is available, at the last sale price on NASDAQ prior to the calculation of the Master Fund's net asset value; (iii) if no sale is shown on NASDAQ, at the bid price; or (iv) if no sale is shown and no bid price is available for a period of seven business days, the price will be deemed "stale" and the value will be determined under the Board’s supervision at fair value.  Securities traded on a foreign securities exchange are valued at their last sale prices, subject to the occurrence of significant events, on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices as reported by that exchange. Short-term investments include highly liquid investments with a remaining maturity of 60 days or less. They are valued by the Adviser at amortized cost, which the Board has determined to approximate fair value.

Other securities for which market quotations are not readily available are valued at bid prices as obtained from one or more dealers making markets for those securities.  If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by the Adviser with the supervision of the Board.

All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service.  Trading in foreign securities generally is completed, and the values of such securities are determined, before the close of securities markets in the U.S.  Foreign exchange rates also are determined before such close.  On occasion, the values of securities and exchange rates may be affected by significant events occurring between the time such values or exchange rates are made and the time the net asset value is determined.  When such significant events materially affect the values of securities held by the Master Fund or its liabilities, these securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Board.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. The Master Fund follows the provision for fair value measurements which establishes a fair value hierarchy that prioritizes and ranks the inputs in valuation techniques to measure fair value.

The Master Fund classifies its assets and liabilities that are reported at fair value into three levels based on the lowest level of input that is significant to the fair value measurement. Estimated values may differ from the values that would have been used if a ready market existed.

The three-tier hierarchy distinguishes between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Master Fund’s investments. The inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices (unadjusted) in active markets for identical assets and liabilities
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, ability to redeem in the near term from Portfolio Funds, etc.)

•	Level 3 — significant unobservable inputs (including the Master Fund’s own assumptions in determining the fair value of investments)

13

GOTTEX MULTI-ASSET ENDOWMENT MASTER FUND

NOTES TO FINANCIAL STATEMENTS

For the Year Ended March 31, 2014 (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Investment Valuation (continued)

Investment	Level 1	Level 2	Level 3	Total
Common Stocks	$1,877,008	$-	$-	$1,877,008
ETFs & Mutual Funds	12,350,188	-	-	12,350,188
Hedge Funds	-	10,144,999	1,335,695	11,480,694
Private Equity & Special Opportunities	-	1,273,234	-	1,273,234
Short-Term Investments	1,866,518	-	-	1,866,518
Total	$16,093,714	$11,418,233	$1,335,695	$28,847,642

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts Purchased	$44,584	$-	$-	$44,584
Total Return Swap	-	10,234	-	10,234
Forward Foreign Currency Contracts	-	(8,319)	-	(8,319)
Total	$44,584	$1,915	$-	$46,499

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

	Hedge Funds	Total
Balance as of April 1, 2013	$1,942,421	$1,942,421
Gross Purchases	-	-
Gross Sales	(708,605)	(708,605)
Net Realized Gain/(Loss)	144,352	144,352
Change in Unrealized Appreciation/ (Depreciation)	(42,473)	(42,473)
Transfers out of Level 3*	-	-
Balance as of March 31, 2014	$1,335,695	$1,335,695

*Transfers out of Level 3 to Level 2 in the fair value hierarchy generally occur when lock-up periods on investments in Portfolio Funds are lifted.

The Master Fund discloses transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1 and 2 as of March 31, 2014, based on levels assigned to Investments on March 31, 2013.

The amount of the net change in unrealized appreciation/depreciation for the year ended March 31, 2014 relating to investments in Level 3 assets still held at March 31, 2014 is ($42,473), which is included as a component of net change in unrealized depreciation on investments in the accompanying Statement of Operations.

The Master Fund had no unfunded commitments at March 31, 2014.

b.	Investment Income

Interest income is recorded when earned. Dividend income is recorded on the ex-dividend date, except that certain dividends from private equity investments are recorded, as soon as the information is available to the Master Fund. Realized gains and losses on the sale of investments in securities and Portfolio Funds redemptions are determined on the identified cost basis.

c.	Macro Market Asset Allocation Overlay

The Master Fund may allocate a portion of its assets to the Macro Market Asset Allocation Overlay managed by the Adviser. Investments in the Macro Market Asset Allocation Overlay may include long and short positions in exchange-traded funds, index and enhanced-index funds, futures, forward foreign currency contracts, options

14

GOTTEX MULTI-ASSET ENDOWMENT MASTER FUND

NOTES TO FINANCIAL STATEMENTS

For the Year Ended March 31, 2014 (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

c.	Macro Market Asset Allocation Overlay (continued)

(including options on futures), swaps, contracts for differences, over-the-counter derivatives, structured notes and other hybrid securities or financial instruments, or traditional equity and debt investments. Trading in these instruments is designed to provide increase or to reduce exposure to markets, currencies, interest rates, physical commodities, industry or market sectors and/or global economic or financial conditions. Investments in the Macro Market Asset Allocation Overlay have market risks and may result in losses in excess of the amount invested in such strategy.

Forward foreign currency contracts - The Master Fund may enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. The Master Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the Master Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. Dollar value of the Master Fund’s foreign currency denominated investments will decline in value due to changes in foreign currency exchange rates. All forward foreign currency contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the forward foreign currency contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. Dollar.

For the year ended March 31, 2014, the average volume of derivative activities are as follows:

Average Notional Par or Face Amount*
Forward foreign currency contracts purchased (U.S. Dollar amounts)	$248,976
Forward foreign currency contracts sold (U.S. Dollar amounts)	432,211
Futures contracts long position (number of contracts)**	77
Futures contracts short position (number of contracts)**	15
Total return swap contracts (Notional amount in U.S. Dollars)**	$1,789,583

*Averages are based on activity levels during the year ended 2014.

**Based on month end values.

At March 31, 2014, the Master Fund had two outstanding short forward foreign currency contracts:

		Contract Amount
Settlement Date	Currency	Buy	Sell	Value	Unrealized Appreciation (Depreciation)	Counterparty
April 28, 2014	Euro (€)	$1,904,299	€1,381,128	$1,901,970	$2,329	Citigroup
April 28, 2014	GBP (£)	$1,257,329	£761,095	$1,267,977	$(10,648)	Citigroup

The Master Fund had $182,896 in net realized losses, and a $8,319 change in net unrealized depreciation on forward foreign currency contracts.

The Master Fund may purchase and sell futures contracts to enhance the risk/return profile through adding opportunities for realizing short-term returns and providing enhanced portfolio diversification. Investments in futures contracts require the Master Fund to “mark to market” open positions on a daily basis, in order to reflect the change in the market value of the contract at the close of each day’s trading. Accordingly, variation margin is paid or received to reflect daily unrealized gains or losses. When the contracts are closed, the Master Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. Investments in futures contracts require initial margin deposits which consist of cash or eligible

15

GOTTEX MULTI-ASSET ENDOWMENT MASTER FUND

NOTES TO FINANCIAL STATEMENTS

For the Year Ended March 31, 2014 (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Macro Market Asset Allocation Overlay (continued)

securities. Investments in futures contracts can be highly speculative and can substantially increase the adverse impact of investment risks to which the Master Fund may be subject.

The Master Fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure and to manage exposure to specific sectors or industries and to gain exposure to specific markets/countries and to specific sectors/industries.  To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Master Fund will receive a payment from or make a payment to the counterparty.  Total return swap contracts are “marked-to-market” daily or monthly based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss.  Payments received or made are recorded as realized gains or losses.  The Master Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform.  The Master Fund’s maximum risk of loss from counterparty risk is the fair value of the contract.

The Master Fund may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue the Master Fund's investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a portfolio owns the underlying security. The sale of such an option exposes a portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a portfolio's books to fulfill the obligation undertaken. The sale of such an option exposes a portfolio during the term of the option to a decline in price of the underlying security while depriving the portfolio of the opportunity to invest the segregated assets. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Master Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, the Master Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Portfolio Funds also may include options on baskets of specific securities.

During the year ended March 31, 2014, the Master Fund did not hold any option contracts.

Relevant authoritative accounting guidance establishes disclosure requirements for derivative instruments and hedging activities. It requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. It also requires enhanced disclosures regarding the Master Fund’s credit derivatives holdings, including credit default swaps, credit spread options, and hybrid financial instruments containing embedded credit derivatives.

All open swap and future positions at year-end for the Master Fund are disclosed in the Schedule of Investments.

The following table sets forth the fair value of the Master Fund’s derivative contracts by primary risk exposure as of March 31, 2014:

16

GOTTEX MULTI-ASSET ENDOWMENT MASTER FUND

NOTES TO FINANCIAL STATEMENTS

For the Year Ended March 31, 2014 (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Macro Market Asset Allocation Overlay (continued)

Location
Statement of Assets, Liabilities and Shareholders’ Equity	Type of Derivative	Equity Risk
Unrealized appreciation on future contracts	Futures	$44,584

Swap contract at fair value	Swaps	10,234

Unrealized depreciation on forward foreign currency contracts	Forwards	(8,319)

The following tables set forth by primary risk exposure the Master Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended March 31, 2014:

Location
Statement of Operations	Type of Derivative	Equity Risk
Net realized gains on investments, futures contracts, forward foreign currency contracts and foreign currency	Futures	$133,663

Net realized gains on investments, futures contracts, forward foreign currency contracts and foreign currency	Forwards	$(182,896)

Net realized gains on investments, futures contracts, forward foreign currency contracts and foreign currency	Swaps	$5,153

Net change in unrealized depreciation on investments, futures	Futures	$72,546
contracts, swap contracts, forward foreign currency contracts and foreign currency

Net change in unrealized depreciation on investments, futures contracts, swap contracts, forward foreign currency contracts and foreign currency	Forwards	$(8,319)

Net change in unrealized depreciation on investments, futures	Swaps	$10,234
contracts, swap contracts, forward foreign currency contracts and foreign currency

d.	Master Fund’s Expenses

The Master Fund bears all expenses incurred in the business of the Master Fund, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Master Fund’s account; legal fees; accounting, auditing, and tax preparation fees; custodial fees; fees for data and software providers; costs of insurance; registration expenses; trustees’ fees; and expenses of meetings of the Board.

e.	Income Tax Information and Distributions to Shareholders

The Master Fund's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies (“RICs”) and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Master Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Master Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent

17

GOTTEX MULTI-ASSET ENDOWMENT MASTER FUND

NOTES TO FINANCIAL STATEMENTS

For the Year Ended March 31, 2014 (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Income Tax Information and Distributions to Shareholders (continued)

likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more likely- than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Master Fund to analyze tax positions taken in the Master Fund’s open 2010-2013 tax returns or expected to be taken in the 2014 tax return, as defined by Internal Revenue Service statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. During the year ended March 31, 2014, the Master Fund did not have a liability for any unrecognized tax benefits. The Master Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the "Act") was signed into law on December 22, 2010. The Act makes changes to a number of the federal income and excise tax provisions impacting RICs, including simplification provisions on asset diversification and qualifying income tests, provisions aimed at preserving the character of the distributions made by the RIC and coordination of the income and excise tax distribution requirements, and provisions for allowing unlimited years carryforward for capital losses. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Additionally, U.S. GAAP requires certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  Permanent differences between book and tax basis are attributable to certain non-deductible expenses for tax purposes, including certain offering, organizational, and registration expenses.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended March 31, 2014, the following amounts were reclassified:

Shareholders’ Equity paid-in	$(33,703)
Accumulated net investment income (loss)	910,728
Accumulated net realized gains (losses) on investments	(877,025)

At March 31, 2014, the federal tax cost of investment securities and unrealized appreciation (depreciation) as of year-end were as follows:

Gross unrealized appreciation	$938,270
Gross unrealized depreciation	(480,090)
Net unrealized appreciation (depreciation)	$458,180
Tax cost	$28,389,462

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of March 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$1,013,945
Undistributed long-term capital gains	412,523
Tax accumulated earnings	1,426,468
Unrealized appreciation	458,180
Other differences	3,351
Total accumulated earnings	$1,887,999

18

GOTTEX MULTI-ASSET ENDOWMENT MASTER FUND

NOTES TO FINANCIAL STATEMENTS

For the Year Ended March 31, 2014 (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Income Tax Information and Distributions to Shareholders (continued)

The tax character of distributions paid during the years ended March 31, 2014 and 2013 was as follows:

	2014	2013
Ordinary income	$1,671,957	$1,042,338
Capital gains	215,256	-

f.	Cash

Cash, if any, includes amounts held in an interest bearing money market account.  Such amounts, at times, may exceed federally insured limits.  The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

As of March 31, 2014, the Master Fund had cash and cash denominated in foreign currencies in the amount of $907,072 held in a brokerage account. No restrictions or collateral apply to the brokerage account.

g.	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Master Fund’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT TRANSACTIONS

For the year ended March 31, 2014, cost of purchases and proceeds from sales, redemptions or other dispositions of Master Fund’s investments, other than short-term investments, amounted to $46,806,442 and $54,229,350, respectively.

4. ALLOCATION OF SHAREHOLDERS’ CAPITAL

The Master Fund sells Shares at their offering price, which is equal to the “net asset value” per Share. The net asset value of the Master Fund will be computed as of the close of business on the following days: (i) the last day of each fiscal year (March 31); (ii) the last day of each taxable year (December 31); (iii) the day preceding the date as of which any Shares are purchased; or (iv) any day as of which the Master Fund repurchases any Shares. The Master Fund’s net asset value is the value of the Master Fund’s assets less its liabilities, and its net asset value per Share equals that net asset value divided by the number of then issued and outstanding Shares.

5.	MANAGEMENT FEES, INCENTIVE FEES AND RELATED PARTY TRANSACTIONS

The Master Fund has entered into an investment advisory agreement with the Adviser.  In consideration of services provided by the Adviser, the Master Fund pays the Adviser a monthly management fee computed at the annual rate of 1.00% of the Master Fund’s net asset value.   For the year ended March 31, 2014, the total management fee was $356,455.

In addition to the Management Fee, each Portfolio Sleeve of the Master Fund is subject to a sub-advisory fee, payable by the Master Fund to the applicable Sub-Adviser with respect to the assets of the Master Fund that are allocated to that Portfolio Sleeve. The Adviser, in its sole discretion, determines the particular portion of assets to be allocated for management by each Sub-Adviser.  Additional Sub-Advisers may be retained from time to time, subject to the approval of the Board and shareholders of the Master Fund.  The fees payable to the current Sub-Advisers as an annual percentage of the Master Fund’s net assets managed by the Sub-Adviser are as follows:

Sub-Adviser	Sub-Advisory Fee
Kennedy Capital Management, Inc. ( “Kennedy”)	1.00% on the first $30 million
0.90% on the next $20 million
0.80% on amounts over $50 million

SG Capital Management, LLC (“SG”)	1.00%

19

GOTTEX MULTI-ASSET ENDOWMENT MASTER FUND

NOTES TO FINANCIAL STATEMENTS

For the Year Ended March 31, 2014 (continued)

5. MANAGEMENT FEES, INCENTIVE FEES AND RELATED PARTY TRANSACTIONS (continued)

As of March 31, 2014, Kennedy and SG have been allocated a portion of the Master Fund’s portfolio. For the year ended March 31, 2014, the total sub-advisor fee was $36,272.

The Master Fund will also pay the Adviser a performance-based incentive fee (the “Incentive Fee”) after the end of each period ending on the Master Fund’s fiscal year-end (the “Fiscal Period”).  If there are intra-year share repurchases they will be treated as the Fiscal Period and only that portion of the incentive fee that is proportional to the Master Fund’s assets paid in respect of such share repurchases will be paid to the Adviser for such Fiscal Period. The Incentive Fee with respect to a Fiscal Period is an amount equal to 5.0% of the aggregate amount by which the Master Fund's net profits for such period exceeds the Hurdle (as defined below) plus any Fee Catch-Up (as defined below). For the year ended March 31, 2014, there was no incentive fee paid by the Master Fund. The hurdle (the “Hurdle”) for a Fiscal Period is an amount equal to an annualized rate of 5.0% multiplied by the Master Fund's Prior High NAV (which is the greater of: the net asset value of the Master Fund as of the first day of such Fiscal Period, or the Prior High NAV for the prior Fiscal Period, adjusted for issuances and repurchases of shares, and dividends and distributions paid to shareholders) as of the beginning of such Fiscal Period.  The Hurdle will be reset for each Fiscal Period, and will not compound.

The fee catch-up (the "Fee Catch-Up") with respect to a Fiscal Period allows the Adviser to receive, from the portion of the net profits of the Master Fund that exceed the Hurdle, an incentive fee on the Hurdle equal to 5% of the amount of the Hurdle for such Fiscal Period.

The Board has approved modifying the investment management fee structure of the Master Fund subject to the modifications being approved by shareholders. The modifications include: (a) elimination of the Incentive Fee; and (b) an increase in the asset-based fee Management Fee from 1.0% to 1.5% (together, the “Modified Fee”).

The Modified Fee is not effective as it remains subject to shareholder approval at a shareholder meeting. Prior to that time, a proxy statement describing the Modified Fee and the reasons for its approval by the Trustees of the Fund will be filed with the SEC and distributed to shareholders.

Currently, the Adviser has agreed to voluntarily waive any Incentive Fee that may accrue to the Adviser from the Master Fund.

Offering costs of $40,172 have been amortized to expense over twelve months on a straight-line basis starting January 1, 2012, commencement of operations, $29,461 of which is subject to recoupment pursuant to the Expense Limitation Agreement. The amount subject to recoupment will expire March 31, 2015.

6.	ACCOUNTING, ADMINISTRATION AND CUSTODIAL AGREEMENT

UMB Bank, N.A. provides custodial services for the Master Fund. UMB Fund Services, Inc. serves as administrator and accounting agent to the Master Fund and provides certain accounting, record keeping and investor related services. The Master Fund pays a monthly fee to the custodian and administrator based upon average net assets, subject to certain minimums. For the year ended March 31, 2014, the total accounting and administration fees were $67,738.

7.	RISK FACTORS

An investment in the Master Fund involves significant risks including leverage risk, interest rate risk, liquidity risk and economic conditions risk, that should be carefully considered prior to investment and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment.  The value of the Master Fund's investments can be reduced as a result of unsuccessful allocations among Asset Classes, including the poor performance of one or more Asset Classes, the Adviser's or a Portfolio Manager's employment of unsuccessful investment strategies, the Adviser's poor selection of Portfolio Managers or Portfolio Funds, poor economic growth, pronounced market volatility, and political and legal developments. Further, the Master Fund's use of leverage, short sales or derivative transactions can result in significant losses to the Portfolio.  No guarantee or representation is made that the investment objective will be met.

20

GOTTEX MULTI-ASSET ENDOWMENT MASTER FUND

NOTES TO FINANCIAL STATEMENTS

For the Year Ended March 31, 2014 (continued)

8.	CAPITAL SHARE TRANSACTIONS

Shares will be offered in a continuous offering for purchase monthly, as of the first day of each month (each day, a “Closing Day”), at the Master Fund’s then-current net asset value per share (determined as of the close of the preceding month). Because the Master Fund is a closed-end fund, no shareholder will have the right to require the Fund to redeem its shares. No public market exists for the shares, and none is expected to develop. Consequently, investors will not be able to liquidate their investment other than as a result of repurchases of shares by the Master Fund or in the event of a mandatory redemption. For the year ended March 31, 2013 and year ended March 31, 2014 transactions in shares were as follows:

Shares outstanding, March 31, 2012	3,234,102
Shares issued	427,100
Shares reinvested	100,610
Shares redeemed	(431,437)
Shares outstanding, March 31, 2013	3,330,375
Shares issued	332,392
Shares reinvested	178,883
Shares redeemed	(908,955)
Shares outstanding, March 31, 2014	2,932,695

9.	REPURCHASE OF SHARES

The Board may, from time to time at its sole discretion, cause the Master Fund to repurchase Shares from shareholders pursuant to written tenders by shareholders at such times and on such terms and conditions as established by the Board. In determining whether the Master Fund should offer to repurchase Shares, the Board will consider, among other things, the recommendation of the Adviser. In an effort to provide some liquidity for investors, the Adviser expects to recommend that the Master Fund makes offers to repurchase up to 8% of its Shares as of the end of each calendar month at the then-current net asset value. The Board, in its discretion, must determine whether to approve each such offer (and for what amount).  There can be no assurance that the Master Fund will make such repurchase offers, nor that shareholders tendering Shares for repurchase in any offer will have all of their tendered Shares repurchased by the Master Fund.

10.	CREDIT FACILITY

The Master Fund maintains a credit facility (the “Facility”) with a maximum borrowing amount of $5,000,000 which is secured by certain interests in the Master Fund’s marketable securities. The interest rate charged on borrowings is the 1-month London Interbank Offer Rate plus a spread of 250 basis points, adjusted daily. Collateral for the Facility is held by UMB Bank N.A. as custodian. Interest and fees incurred for the year ended March 31, 2014 are disclosed in the accompanying Statement of Operations. At March 31, 2014, the Master Fund had $0 payable on the unused portion of the Facility and did not hold an interest payable balance on the borrowings. The average interest rate, the average daily balance, and the maximum balance outstanding for borrowings under the Facility for the year ended March 31, 2014 was 2.71%, $600,000, and $600,000, respectively.

11.	INDEMNIFICATIONS

In the normal course of business, the Master Fund enters into contracts that provide general indemnifications.  The Master Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Master Fund, and therefore cannot be established; however, based on the Adviser’s experience, the risk of loss from such claims is considered remote.

21

GOTTEX MULTI-ASSET ENDOWMENT MASTER FUND

BOARD OF TRUSTEES

(Unaudited)

The identity of the Board members (each a “Trustee”) and brief biographical information, as of March 31, 2014, is set forth below.   The business address of each Trustee is care of Gottex Fund Management, Ltd., 28 State Street, 40th Floor, Boston, MA 02109.  The Master Fund’s statement of additional information includes information about the Trustees and may be obtained without charge by calling the Master Fund at (617) 532-0200.

Independent Trustees
Name and Age	Position(s) with the Master Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Jeanne L. Mockard, 50	Trustee	November, 2010 - Present	Private Investment Manager (2008 to present); Managing Director and Senior Portfolio Manager, Putnam Investments (2004 to 2008).	7	Director, Silent Spring Institute
Jonas B. Siegel, 70	Trustee	November, 2010 - 2011	Managing Director, Chief Administrative Officer ("CAO") and Chief Compliance Officer ("CCO"), Granite Capital International Group, L.P. (an investment management firm) (1994 to 2011); Vice President, Secretary, Treasurer and CCO, Granum Series Trust (an open-end investment company) (1997 to 2007); President, CAO and CCO, Granum Securities, LLC (a broker-dealer) (1997 to 2007).	7	Member of Board of Trustees, Trust for Professional Managers; Member of Board of Managers of Ramius IDF
Bruce M. Dresner, 66	Trustee	October, 2011 - Present	Private Investor, (2008 to present); Managing Director, Blackrock, Inc. (investment management), (2007 to 2008)	7	Director, Mountain Province Diamonds, Inc.; Director, Sherman Fairchild Foundation
Interested Trustees
Name and Age	Position(s) with the Master Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Dr. William J. Landes, 61	Trustee	May 3, 2010 - Present	Senior Managing Director, Gottex Fund Management, Ltd. (March 2008 to present)	7	None

* "Interested person" of the Master Fund, as defined by the 1940 Act. Dr. Landes is an interested person because of his affiliation with the Adviser and its affiliates.

22

GOTTEX MULTI-ASSET ENDOWMENT MASTER FUND

MASTER FUND MANAGEMENT

(Unaudited)

Set forth below is the name, date of birth, position with the Master Fund, length of term of office, and the principal occupation for the last five years, as of March 31, 2014, of each of the persons currently serving as Executive Officers. The business address of each Officer is care of Gottex Fund Management, Ltd., 28 State Street, 40th Floor, Boston, MA 02109.

Officers
Name and Age	Position(s) with the Master Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen
Dr. William J. Landes, 61	President; Principal Executive Officer	November 8, 2010	Senior Managing Director, Gottex Fund Management, Ltd. (March 2008 - present); Chief Executive Officer, 2100 Capital (June 2004 – March 2008).	7
William H. Woolverton, 63	Vice President; Chief Legal Officer; Secretary	November 8, 2010	Senior Managing Director, General Counsel, Gottex Fund Management, Ltd.	7
Wade C. Boylan, 44	Chief Financial Officer; Chief Compliance Officer; Treasurer	November 8, 2010	Business Head, Compliance Services, Foreside Fund Services LLC (2013-present); CCO, Gottex Fund Management, Ltd. (February 2007 - present).	7

23

GOTTEX MULTI-ASSET ENDOWMENT MASTER FUND

OTHER INFORMATION

(Unaudited)

Proxy Voting

A description of the policies and procedures the Master Fund uses to determine how to vote proxies relating to the portfolio securities is available, without charge, upon request, by calling (800) 504-9070 or on the SEC’s website at http://www.sec.gov. A copy of the Master Fund’s voting record for the most recent 12-month period ended June 30 is available at the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Master Fund files complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Master Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and the Master Fund makes the information on Form N-Q available upon request without charge.

Tax Information Unaudited

For the period ended March 31, 2014, 5.26% of the dividends paid from net investment income, including short-term capital gains from the Master Fund, is designated as qualified income.

For the period ended March 31, 2014, 5.85% of the dividends paid from net investment income, including short-term capital gains from the Master Fund, is designated as dividends received deduction available to corporate shareholders.

24

GOTTEX MULTI-ASSET ENDOWMENT MASTER FUND

OTHER INFORMATION

(Unaudited)(continued)

CLIENT PRIVACY NOTICE

To ensure our clients' and investors' privacy, Gottex has developed a policy that is designed to protect confidentiality, while allowing our clients' and investors' needs to be served ("Privacy Policy"). Please read this Privacy Policy carefully. It gives you important information about how Gottex handles your personal information.  As a matter of policy, Gottex does not disclose any personal information about individuals who are current or former investors or clients to anyone, except as permitted by law.

Personal Information We May Collect

In the course of providing products and services, Gottex may obtain nonpublic personal information, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from transactions, and/or from information captured on Gottex's internet website. The nonpublic personal information we collect may include, but is not limited to, your name, address, telephone number, e-mail address, social security number, and date of birth. We may use this information in connection with certain aspects of our business.

Sharing Information with Third Parties

Gottex may share nonpublic personal information with our affiliates.  We may disclose this information to non-affiliated third-party service providers that perform services for us ("Service Providers"), pursuant to an agreement that requires the Service Provider to adhere to Gottex's Privacy Policy.

Security of Personal Information

Gottex strictly protects the personal information you provide against unauthorized access, disclosure, alteration, destruction, loss or misuse. Your personal information is protected by physical, electronic, and procedural safeguards. These safeguards include limiting access to your personal information to those Gottex employees and Service Providers that use that information in connection with providing products or services to you. In addition to this Privacy Policy, Gottex has also implemented procedures that are designed to safeguard your personal information.

Changes in Our Privacy Policy

Gottex periodically reviews its Privacy Policy. We reserve the right to amend it. If we amend this Privacy Policy, we will continue our commitment to maintaining the security and privacy of your personal information.

Former Customers

If your customer relationship with Gottex ends, we will not destroy your personal information. We will continue to treat your personal information in accordance with this Privacy Policy and applicable laws.

25

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the Registrant’s principal executive officer and principal financial officer.

(b) No information needs to be disclosed pursuant to this paragraph.

(c) The Registrant has made no amendments to its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(e) Not applicable.

(f)

(1) Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(2) Not applicable.

(3) Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Mr. Jonas B. Siegel is qualified to serve as the audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

———

(a)  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $17,500 for 2013 and $20,150 for 2014.

Audit-Related Fees

——————

(b)  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $2,000 for 2013 and $2,150 for 2014. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

——

(c)  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $7,875 for 2013 and $7,875 for 2014.

All Other Fees

————

(d)  The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2013 and $0 for 2014.

  (e)(1)  Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

   (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) 0%

(f) Not applicable

(g)   The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2013 and $0 for 2014.

(h)   The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were provided.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

I.            Statement of Policy

This Proxy Voting Policy and Procedures Manual (the “Manual”) has been approved by Gottex Fund Management Sarl and Gottex Fund Management, Ltd. and its affiliates (referred to together as “Gottex” or each an “Adviser” and collectively, the “Advisers”) to comply with the requirements of Rule 206(4)-6 and Rule 204-2 (the “Rules”) issued under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Among other things, the Rules require Gottex to “adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of clients, to disclose to clients information about those policies and procedures, and to disclose to clients how they may obtain information on how the adviser has voted their proxies.”

The Advisers are investment advisers to several funds (the “Master Funds” or each a “Master Fund”) that operate as fund of hedge funds, investing, either directly or indirectly, in a group of private funds or other unregistered pooled investment vehicles or accounts (the “Underlying Funds”) managed by investment advisers. These Underlying Funds do not typically convey traditional voting rights to the holders and the occurrence of corporate governance or other notices for this type of investment is substantially less than that encountered in connection with registered equity securities.

Proxy voting is a right of each Master Fund and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Gottex reviews and recommends to the custodian, proxy proposals on behalf of each Master Fund, relating to each Master Fund’s investments in the Underlying Funds (and any other Master Fund investments), in a manner that seeks to serve the best interests of each Master Fund, taking into account the following factors:

•	the impact on the value of the returns of the Underlying Fund;

•	the attraction of additional capital to the Underlying Fund;

•	the costs associated with the proxy;

•	the impact on redemption or withdrawal rights;

•	the continued or increased availability of portfolio information; and

•	related industry and business practices.

In addition, Gottex seeks to resolve any potential conflicts of interest by applying the policy and procedures detailed in this Manual.

II.          Proxy Voting Procedures

All proxies and related materials should be received by, or forwarded to, the Chief Compliance Officer. The Chief Compliance Officer will:

•	Keep a record of each proxy received;

•	Determine which Master Fund holds the Underlying Fund to which the proxy relates;

•	Determine the number of votes each Master Fund controls (reconciling any duplications);

•	Determine the date by which the Master Fund must vote the proxy in order to allow enough time for the completed proxy to be returned to the Underlying Fund;

•	The Chief Compliance Officer will forward the proxy to the Master Fund’s Portfolio Manager with an internal deadline date attached;

•	The Portfolio Manager will analyze the proxy material and make a decision on how to vote each proxy (absent material conflicts of interest – if there are material conflicts of interest see Section IV below), conferring with other relevant portfolio managers, if appropriate;

•	The Portfolio Manager shall promptly communicate via email or otherwise in writing the decision as to how to vote each proxy to the Chief Compliance Officer (by the internal deadline date);

•	Once instructions are received in a timely manner from the Portfolio Manager, the Chief Compliance Officer will complete the proxy, and mail it in a timely and appropriate manner to the Underlying Fund;

•	In some cases, proxy materials stipulate how a failure to vote a proxy will be interpreted as voting for or against the proposal;

•	In such cases the Portfolio Manager must still determine how to vote the proxy and convey the information as described above to the Chief Compliance Officer;

•	Gottex may retain a third-party service provider to assist in coordinating and voting proxies with respect to each Master Fund’s Underlying Fund; and

•	If a third-party service provider is retained the Chief Compliance Officer will perform an annual due diligence review to assure that all proxies are being properly voted and appropriate records are being retained.

III.         Proxy Voting Guidelines

The Master Fund’s Portfolio Manager, on behalf of Gottex, will vote proxies in the best interests of each Master Fund. Situations may arise in which more than one Master Fund invests in the same Underlying Fund. The two Master Funds may have different investment objectives, investment styles, or Portfolio Managers; as a result Gottex may cast different votes on behalf of the different Master Funds. Generally, Gottex will vote in favor of routine corporate housekeeping proposals and vote against proposals that make it more difficult to replace members of the Underlying Fund’s board of directors.

IV.         Conflicts of Interest

Rule 206(4)-6 under the Advisers Act requires that the proxy voting procedures adopted and implemented by a registered investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser and its clients. To address such material conflicts of interest, Gottex has adopted policies to safeguard the integrity of Gottex’s investment process and decision, including proxy voting, and to maintain the integrity and independence of the investment process and decisions.

The Portfolio Manager, along with the Chief Compliance Officer, is responsible for identifying potential material conflicts of interests. When a potential material conflict of interest has been identified, it is the responsibility of the Portfolio Manager in consultation with the Chief Compliance Officer and General Counsel to determine whether an actual material conflict of interest exists.

In the event an actual material conflict of interest exists, the final voting decision will be made by the General Counsel. The resolution of all potential and actual material conflict issues will be thoroughly documented by the Chief Compliance Officers and retained in Gottex’s records as defined in Section VI.

V.	Disclosure

A Master Fund’s investment clients (the “Clients”) may contact the Chief Compliance Officer, via e-mail or telephone, in order to obtain information on how Gottex voted such Master Fund proxies, or to request a copy of this Manual. To request information about a voted proxy or to request a Manual, please send a letter to:

Gottex Fund Management

Attention: Chief Compliance Officer

Proxy Voting Information

28 State Street, 40th Floor

Boston, MA 02109

If a Client requests this information, the Chief Compliance Officer will prepare a written response to the Client that lists, with respect to each voted proxy about which the Client has inquired:

•	the name of the Underlying Fund;

•	the proposal voted upon; and

•	how Gottex voted the Client’s proxy on behalf of the Master Fund.

To comply with the client disclosure requirements of the Rules, Gottex has drafted the disclosure document attached as Exhibit A. This disclosure document briefly describes Gottex’s Proxy Voting Policy and Procedures, notifies clients that Gottex will provide a copy of the Manual upon request, and tells Clients how they may obtain information on how Gottex voted their proxies.

VI.          Recordkeeping

The Chief Compliance Officer will maintain files relating to Gottex’s proxy voting policy and procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Gottex. Records of the following will be included in the files:

•	Copies of the Manual and any amendments thereto;

•	A copy of each proxy statement that Gottex receives;[1]

•	A record of each vote that Gottex casts;[2]

•	A copy of any document Gottex created that was material to making a decision how to vote proxies, or that memorializes that decision;

•	A copy of any document Gottex created that was material to making a decision how to vote proxies with material conflicts of interest, or that memorializes that decision; and

•	A copy of each written Client request for information on how Gottex voted such Master Funds proxies, and a copy of any written response to any (written or oral) Client request for information on how Gottex voted its proxies.

XIX.       Monitoring and Review

The Chief Compliance Officer is responsible for monitoring compliance with the policy and procedures set forth in this Manual, including the maintenance of the appropriate records. The Chief Compliance Officer is also responsible for reviewing the policy and procedures and making recommendations regarding any appropriate changes to the Manual.

Exhibit A

Gottex Proxy Voting Policy and Procedures Disclosure Document

In compliance with SEC regulations, Gottex has adopted Proxy Voting Policy and Procedures that we believe are reasonably designed to ensure that we vote proxies in the best interests of our clients.

[1]	Gottex may choose instead to have a third-party service provider retain a copy of proxy statements (provided that the third-party service provider undertakes to provide a copy of the proxy statements promptly upon request).

[2]	Gottex also may rely on a third-party service provider to retain a copy of the votes cast (provided that the third-party service provider undertakes to provide a copy of the record promptly upon request).

The Gottex Proxy Voting Policy and Procedures Manual sets forth our proxy voting process in more detail. A copy of this manual is available upon request. Moreover, if you would like a detailed description of a proxy we voted, you may ask us for information about the proxy vote. To request a copy of our Proxy Voting Policy and Procedures Manual or information about a voted proxy, please send a letter to:

Gottex Fund Management

Attention: Chief Compliance Officer

Proxy Voting Information

28 State Street, 40th Floor

Boston, MA 02109

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)       Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the personnel of Gottex Fund Management Ltd. (the “Advisor”), who are primarily responsible for Gottex Multi-Asset Endowment Fund - II (the “Fund”) day-to-day portfolio management as of June 9, 2014:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years

Dr. William J. Landes	Senior Managing Director	May 2010	Senior Managing Director, Gottex Fund Management Ltd. (2008-Present).

(a)(2) Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Manager is primarily responsible for the day-to-day portfolio management as of March 31, 2013:

	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:
	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Dr. William J. Landes	1 account $40 million	4 account $56 million	4 accounts $133 million	0 accounts $0 million	0 accounts $0	0 accounts $0

Potential Conflicts of Interest

The investment activities of the Adviser, Portfolio Managers and their affiliates for their own accounts and for other accounts they manage (collectively, "Other Accounts") may give rise to conflicts of interest that may disadvantage the Funds. Each Fund has no interest in these other activities of the Adviser and its affiliates. As a result of the foregoing, the persons that manage the Fund's investments and their associated investment firms and their affiliates: (i) will be engaged in substantial activities other than on behalf of the Adviser and the Fund, (ii) may have differing economic interests in respect of such activities, and (iii) may have conflicts of interest in allocating their time and activity between each Fund and Other Accounts. Such persons will devote only so much of their time to the management of the Fund's investments as in their judgment is necessary and appropriate.

There may be circumstances under which the Adviser, Portfolio Managers or their associated firms will cause one or more of their Other Accounts to commit a different percentage of their respective assets to an investment opportunity than to which they will commit the Fund's assets. There also may be circumstances under which they will consider participation by their Other Accounts in investment opportunities in which the Fund would not intend to invest, or vice versa. The Adviser and Portfolio Managers will not purchase securities or other property from, or sell securities or other property to, the Fund, except that certain broker dealers affiliated with Portfolio Managers may act as broker for the Fund in effecting securities transactions, subject to adherence to applicable Securities and Exchange Commission (the "SEC") rules.

(a)(3)         Compensation Structure of Portfolio Manager

Portfolio Manager Compensation

Dr. Landes' compensation consists of periodic draws and the income from the profits of the Adviser, derived by him as Senior Managing Director and Senior Investment Partner. The level of the Adviser's profitability in turn is dependent on the advisory fees and performance fees and allocations received from the Funds and other advisory clients.

(a)(4)         Disclosure of Securities Ownership

Securities Ownership of the Funds' Portfolio Manager

The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Manager in the Fund as of March 31, 2014:

Portfolio Manager	Dollar Range

Dr. William J. Landes	Over $1,000,000

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)        The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)    There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b)     Officer certifications as required by Rule 30a-2(b) under the 1940 Act also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Gottex Multi-Asset Endowment Fund - II

By (Signature and Title)*	/s/ Dr. William J. Landes
Dr. William J. Landes, Chief Executive Officer
(Principal Executive Officer)

Date	June 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Dr. William J. Landes
Dr. William J. Landes, Chief Executive Officer
(Principal Executive Officer)

Date	June 9, 2014

By (Signature and Title)*	/s/ Wade C. Boylan
Wade C. Boylan, Chief Financial Officer
(Principal Financial Officer)

Date	June 9, 2014

* Print the name and title of each signing officer under his or her signature.